ATHENA BEHAVIORAL TACTICAL FUND

Class A shares	ATVAX
Class I shares	ATVIX

(a series of Northern Lights Fund Trust)

Supplement dated June 26, 2024

To the Prospectus and Statement of Additional Information dated August 28, 2023

The following supersedes any contrary information contained in any current Prospectus or Statement of Additional Information

Effective July 26, 2024 the Class A shares of the Athena Behavioral Tactical Fund (the “Fund”) will be discontinued. Accordingly, the Fund will no longer accept purchase orders from any investor for Class A shares. Upon discontinuance, existing Class A shareholders will be redesignated as Class I shareholders.

The main differences between the share classes are ongoing fees, minimum investments and sales charges. Class A shares pay an annual fee of up to 0.25% for distribution expenses pursuant to a plan under Rule 12b-1, and Class I shares are not subject to 12b-1 distribution fees. Class A shares have a maximum sales charge of 5.75% and Class I shares are sold at NAV without an initial sales charge. The minimum initial investment in Class A shares of the Fund is $2,500 for retirement plan accounts and $2,500 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $100. The minimum initial investment in Class I shares of the Fund is $100,000. The minimum subsequent investment of $100. These investment minimums may be waived by the Advisor

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS A SHARES OF THE FUND ON OR PRIOR TO THE REDESIGNATION DATE WILL HAVE THEIR CLASS A SHARES AUTOMATICALLY REDESIGNATED AS CLASS I SHARES AS OF THAT DATE. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-833-653-0575.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated August 28, 2023, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-833-653-0575.

Please retain this Supplement for future reference.